                                                                 EXHIBIT 24


                              POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Anthony J. F. O'Reilly, David R. Williams and Lawrence J. McCabe, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H. J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended May 3, 1995, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virture hereof.

     This Power of Attorney has been signed below as of the 12th day of July, 1995 by the following persons in the capacities indicated.


         Signature                                    Title
         ---------                                    -----

/s/ Anthony J. F. O'Reilly           Chairman of the Board, President
--------------------------           and Chief Executive Officer and
Anthony J. F. O'Reilly               Director (Principal Executive
                                     Officer)

/s/ David R. Williams                Senior Vice President - Finance and
--------------------------           Chief Financial Officer and
David R. Williams                    Director (Principal Financial
                                     Officer)

/s/ Lawrence J. McCabe               Senior Vice President -
--------------------------           General Counsel and Director
Lawrence J. McCabe


/s/ William P. Snyder III            Director
--------------------------
William P. Snyder III


/s/ Joseph J. Bogdanovich            Director
--------------------------
Joseph J. Bogdanovich


/s/ Herman J. Schmidt                Director
--------------------------
Herman J. Schmidt


/s/ Albert Lippert                   Director
--------------------------
Albert Lippert


/s/ Eleanor B. Sheldon               Director
--------------------------
Eleanor B. Sheldon


/s/ Richard M. Cyert                 Director
--------------------------
Richard M. Cyert


/s/ Samuel C. Johnson                Director
--------------------------
Samuel C. Johnson


/s/ David W. Sculley                 Director
--------------------------
David W. Sculley

/s/ Donald R. Keough                 Director
--------------------------
Donald R. Keough


/s/ S. Donald Wiley                  Director
--------------------------
S. Donald Wiley


/s/ Luigi Ribolla                    Director
--------------------------
Luigi Ribolla


/s/ Nicholas F. Brady                Director
--------------------------
Nicholas F. Brady


/s/ William R. Johnson               Director
--------------------------
William R. Johnson


/s/ William C. Springer              Director
--------------------------
William C. Springer


/s/ Edith E. Holiday                 Director
--------------------------
Edith E. Holiday


/s/ Thomas S. Foley                  Director
--------------------------
Thomas S. Foley